UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 18, 2026
Date of Report (date of earliest event reported)
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Innventure, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42303 (Commission File Number)	93-4440048 (I.R.S. Employer Identification Number)
6900 Tavistock Lakes Blvd, Suite 400 Orlando, Florida 32827
(Address of principal executive offices and zip code)
(321) 209-6787
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INV	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Michael Otworth as Director
On September 18, 2026 (the “Effective Date”), Michael Otworth, a member of the Board of Directors (the “Board”) of Innventure, Inc. (the “Company”), resigned from the Board effective as of the Effective Date in connection with the Board’s initiative to increase the percentage of independent directors serving on the Board. Mr. Otworth’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Mr. Otworth will provide transitional advisory services to the Company.
Resignation of John Hewitt as Director
On the Effective Date, John Hewitt, a member of the Board, resigned from the Board effective as of the Effective Date in connection with the Board’s initiative to increase the percentage of independent directors serving on the Board. Mr. Hewitt’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.
Appointment of Michael Madon as Director
On September 20, 2026, the Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Michael Madon to fill the vacancy created by Mr. Otworth’s resignation, effective September 28, 2026, and determined that Mr. Madon is independent within the meaning of the applicable independence requirements of the Nasdaq Stock Market, LLC and the Securities Exchange Act of 1934, as amended, and pursuant to the criteria set forth in the Company’s Corporate Governance Guidelines. The Board has not yet determined which committees Mr. Madon will be appointed to, if any. There are no arrangements or understandings between Mr. Madon and any other persons pursuant to which Mr. Madon was selected as a director. Mr. Madon has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Madon will participate in the Company’s non-management director compensation program, which is described in the Company’s Definitive Proxy Statement for the 2026 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 30, 2026. Additionally, Mr. Madon will enter into an indemnification agreement with the Company that is consistent with the standard form that was filed as Exhibit 10.15 to the Company’s Annual Report on Form 10-K, filed with the SEC on March 30, 2026.
Reduction in Board Size
On September 20, 2026, the Board approved a reduction in the size of the Board from eight directors to seven directors, with such reduction to become effective on September 20, 2026. Following such reduction in the board size, Class I of the Board will consist of two directors, Class II of the Board will consist of three directors and Class III of the Board will consist of two directors.
Appointment of Eric Stober as Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer
On September 20, 2026, the Board appointed Eric Stober to serve as the Company’s Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, effective October 19, 2026. Mr. Stober will succeed David Yablunosky in these roles. Mr. Yablunosky will continue to serve as Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of the Company through October 19, 2026, or such earlier date as determined by Mr. Yablunosky or the Company. Following October 19, 2026, Mr. Yablunosky expects to serve in an advisory role with the Company for a period of time to support the transition.
Mr. Stober, age 49, has served as the Chief Financial Officer of Capital Factory, a venture capital company focused on early-stage investments, since April 2022. From November 2013 to April 2022, Mr. Stober served as the Chief Financial Officer of Astrotech Corporation (Nasdaq: ASTC), a technology development and commercialization company, after serving in various financial roles of increasing responsibility since 2008. Earlier in his career, he held positions in private equity companies Virtus Capital Partners and Black Diamond Capital Management and in a private wealth management company, The Ayco Company. He earned an MBA from the McCombs School of Business at the University of Texas at Austin and a bachelor’s degree in finance from the University of Illinois. Mr. Stober has no familial relationships or direct or indirect material interest in any transaction required to be disclosed pursuant to Items 401(d) or 404(a) of Regulation S-K.

Pursuant to a letter agreement dated as of September 18, 2026 between Mr. Stober and Innventure LLC, the Company’s wholly owned subsidiary (the “Employment Letter”), Mr. Stober is entitled to receive (i) an annual base salary of $525,000, (ii) an annual cash bonus with a target bonus opportunity equal to 100% of the annual base salary (prorated for 2026), and (iii) the grant of restricted stock units valued at $600,000 upon commencement of his employment on October 19, 2026, with one-third of such restricted stock units vesting on each of the first three anniversaries of the grant date, subject to continued employment. The Employment Letter also provides that Mr. Stober will be eligible to receive an annual equity grant pursuant to the Company’s long-term incentive program, with the first such annual equity grant expected to be granted in April 2027, have a grant date value of $575,000 and consist of a mix of long-term equity compensation vehicles, as ultimately determined and recommended by the Board’s Compensation Committee and approved by the Board. The foregoing description of the Employment Letter is not complete and is qualified in its entirety by reference to the full text of the Employment Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Further, in connection with Mr. Stober’s appointment, Mr. Stober will enter into the Company’s standard form indemnification agreement for executive officers and the Company’s standard form of employee restrictive covenant agreement.
Additional information about the benefit plans and programs described in this Item 5.02, and other plans and programs generally available to the Company’s executive officers, is included in the Company’s Definitive Proxy Statement for the 2026 annual meeting of its stockholders filed with the Securities and Exchange Commission on April 30, 2026.

Item 8.01 Other Events.
On September 21, 2026, the Company issued a press release announcing certain Board and management changes and cost-reduction measures as described therein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Employment Letter by and between Eric Stober and Innventure LLC, dated September 18, 2026
99.1	Press Release of Innventure, Inc., dated September 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNVENTURE, INC.

Date: September 21, 2026	By:	/s/ Suzanne Niemeyer
	Name:	Suzanne Niemeyer
	Title:	General Counsel